Exhibit 4.4

DELUXE CORPORATION

$275,000,000 5 1/8% Senior Notes due 2014

Officers’ Certificate and Company Order

Pursuant to the Indenture dated as of April 30, 2003 (the “Indenture”), between Deluxe Corporation, a Minnesota corporation (the “Company”), and Wells Fargo Bank, N.A. (formerly, Wells Fargo Bank Minnesota, N.A.), a national banking association (the “Trustee”), the resolutions adopted by the Company’s Board of Directors at the meeting of the Board of Directors held on May 16, 2004 and the resolutions adopted by the Company’s Finance Committee of the Board of Directors at its meeting held on June 24, 2004, and subject to the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated October 1, 2004, by and among the Company, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC as representatives of the Initial Purchasers listed in the Purchase Agreement (the “Purchase Agreement”), dated September 28, 2004, by and among the Company and the Initial Purchasers listed on Schedule 1 therein, this Officers’ Certificate and Company Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with Section 301 of the Indenture, to establish the form of the Securities of such series in accordance with Section 201 of the Indenture, to request the authentication and delivery of the Securities of such series pursuant to Section 303 of the Indenture and to comply with the provisions of Section 102 of the Indenture. This Officers’ Certificate and Company Order shall be treated for all purposes under the Indenture as a supplemental indenture thereto.

All conditions precedent provided for in the Indenture relating to (i) the establishment of a series of Securities, (ii) the establishment of the form of Securities of such series and (iii) the procedures for authentication and delivery of such series of securities have been complied with.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

A. Establishment of a Series of Securities pursuant to Section 301 of the Indenture.

There is hereby established pursuant to Section 301 of the Indenture a series of Securities which shall have the following terms:

(1) The Securities shall bear the title “5 1/8% Senior Notes due 2014” (referred to herein as the “Notes”).

(2) The aggregate principal amount of the Notes to be issued pursuant to this Officers’ Certificate and Company Order shall be limited to $275,000,000 except for (a) Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture, (b) Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder and (c) any Securities of this series which are issued in the manner contemplated by paragraph 19(b) hereof. The aggregate principal amount at maturity of the Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary pursuant to the Exchange Offer (as defined below).

(3) The Company will pay interest to the person in whose name a Note is registered at the close of business on March 15 and September 15, as the case may be (each a “Record Date”), immediately preceding the relevant Interest Payment Date, except that any interest payable at the Stated Maturity (as defined in Paragraph 4 below) or any earlier redemption of the Notes will be payable to the person to whom the principal of the Notes is payable. Any interest installment not punctually paid or duly provided for on any Interest Payment Date shall cease to be payable to the registered holder on the relevant Record Date, and will be paid according to the method specified in the Indenture.

(4) The Stated Maturity Date of the Notes shall be October 1, 2014.

(5) The Notes will bear interest from and including October 1, 2004, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at a rate of 5 1/8% per annum, payable in U.S. Dollars semi-annually in arrears on April 1 and October 1 of each year, commencing April 1, 2005, until the principal thereof is paid or made available for payment; provided, that, if any Registration Default (as defined below) with respect to the Notes occurs under the Registration Rights Agreement, then the per annum interest rate on the Notes will increase for the period from the occurrence of such Registration Default until all Registration Default with respect to the Notes have been cured or the Notes become freely tradable under the Securities Act (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%); provided further, that, any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on the Notes upon the issuance of an Exchange Note (as defined below) in exchange for the Notes shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Record Date. The Company will pay interest to the person in whose name the Note is registered at the close of business on the Record Date except that any interest payable at the Stated Maturity or any earlier redemption of the Notes will be payable to the person to whom the principal of the Notes is payable. The Company will compute interest on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. If any Interest Payment Date or maturity or redemption date falls on a day that is not a Business Day, then the payment will be made on the next Business Day. However, if such next Business Day is in the next succeeding calendar year, the payment will be made on the Business Day immediately preceding the original payment date, in either case without additional interest and with the same effect as if it were made on the originally scheduled date.

(6) Principal of (and premium, if any) and interest on the Notes will be payable, and, except as provided in Section 305 of the Indenture with respect to a Global Security (as defined below), the transfer of the Notes will be registrable and Notes will be exchangeable for Notes bearing identical terms and provisions at the corporate trust office of Wells Fargo Bank, N.A., in the City of Minneapolis, Minnesota or at its agency located in the City of New York, New York. The method of such payment shall be by wire transfer for Notes held in book-entry form or by check mailed to the address of the person entitled to the payment as it appears in the Security Register.

(7) The Notes will be redeemable as follows:

Subject to the terms of Article Eleven of the Indenture, the Company shall have the right to redeem the Notes, in whole or in part, from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 20 basis points; plus, in either case, any accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, any interest on the Notes, including the above mentioned accrued and unpaid interest, to the extent it is due and payable on Interest Payment Dates falling on or prior to the redemption date, will be payable on such Interest Payment Date to the registered holders of the Notes as of the close of business on the relevant Record Date for that Interest Payment Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be (i) selected by lot by The Depository Trust Company if the Notes are represented by a global security, or (ii) selected by the Trustee, using a method the Trustee deems to be fair and appropriate, if the Notes are not represented by a global security. For this purpose, the following terms have the following meanings:

•	“Adjusted Treasury Rate” means, with respect to any date of redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that date of redemption.

•	“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

•	“Comparable Treasury Price” means, with respect to any date of redemption, the average of the Reference Treasury Dealer Quotations for the date of redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

•	“Quotation Agent” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC or another Reference Treasury Dealer appointed by the Company.

•

“Reference Treasury Dealer” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC and their successors and, at the Company’s option, three other nationally recognized investment banking firms that are primary dealers of U.S. government securities in New York City. If any of the foregoing ceases to be a primary dealer of U.S. government securities in New York City, the Company must substitute another primary dealer of U.S. government securities.

•	“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day before the date of redemption.

Notwithstanding Section 1104 of the Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof. The Company shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

A notice of redemption may provide that it is subject to certain conditions that is specified in the notice. If those conditions are not met, the redemption notice will be of no effect and the Company will not be obligated to redeem the Notes.

(8) The Company shall not be obligated to redeem or purchase any Notes pursuant to any sinking fund or analogous provisions or at the option of the Holder.

(9) The Notes will be issued only in fully registered form and the minimum initial purchase amounts of the Notes shall be $1,000 and any integral multiple of $1,000 in excess thereafter.

(10) The payment of the principal of and any premium and interest on the Notes shall be payable in the currency of the United States of America.

(11) The Notes shall be subject to the Events of Default specified in Section 501 of the Indenture.

(12) The Notes shall be subject to the covenants specified in Article Ten of the Indenture.

(13) The portion of the principal amount of the Notes which shall be payable upon declaration of acceleration of maturity thereof shall not be less than the principal amount thereof.

(14) The principal amount payable at the Stated Maturity of the Notes of the series will be determinable as of any one or more dates prior to the Stated Maturity.

(15) The amount of payments of principal of and any premium or interest on the Notes will not be determined with reference to an index.

(16) The Notes shall be defeasible pursuant to Sections 403 and 1009 of the Indenture.

(17) (a) The Notes will be deposited with, or on behalf of, The Depository Trust Company, New York, New York, as Depositary, and will be represented by a global security (a “Global Security”) registered in the name of a nominee of the Depositary. So long as the Depositary or its nominee is the registered holder of any Global Security, the Depositary or its nominee, as the case may be, will be considered the sole Holder of the Notes represented by such Global Security for all purposes under the Indenture and the Notes.

(b) The Notes shall bear the legends as set forth on Exhibit A. Unless and until a Note is exchanged for an Exchange Note in connection with an effective Exchange Offer Registration Statement pursuant to the Registration Rights Agreement, the Notes (the “Rule 144A Notes”) that are issued pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), shall bear the legends as set forth on Exhibit A pertaining to Rule 144A (the “Rule 144A Legend”). Unless and until a Note is exchanged for an Exchange Note pursuant to an effective Exchange Offer Registration Statement or for an interest in a Regulation S Global Note after the expiration of the Regulation S Restricted Period, the Notes (the “Regulation S Notes”) sold outside the United States in off-shore transactions in reliance on Regulation S under the Securities Act shall bear the legends as set forth on Exhibit A pertaining to Regulation S (the “Regulation S Legend”).

•	“Exchange Notes” means any securities of the Company to be offered to Holder in exchange for Notes of a series pursuant to the Exchange Offer or otherwise pursuant to a Registration, containing terms identical in all material respects to the Notes of such series for which they are exchanged, except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of issuance of the Notes and (ii) the Exchange Notes will not contain terms with respect to transfer restrictions or the payment of additional interest upon the occurrence of a Registration Default.

•	“Exchange Offer” means the exchange offer by the Company of Exchange Notes for Notes pursuant to the Registration Rights Agreement.

•	“Exchange Offer Registration Statement” means a registration statement of the Company and the Guarantors under the Securities Act registering Exchange Notes, and Guarantees for distribution pursuant to the Exchange Offer.

•	“Registration” means a registered exchange offer for the Notes by the Company pursuant to the Exchange Offer Registration Statement or other registration for resale of the Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

•	“Registration Default” has the meaning set forth in the Registration Rights Agreement.

(c) The Notes represented by a Global Security will not be exchangeable for, and will not otherwise be issuable as, Notes in certificated form, except as provided in Section 305 of the Indenture and except if there shall have occurred and be continuing an Event of Default and the holders of a majority in aggregate principal amount of Notes determine to discontinue the system of book-entry transfers through the Depository. Notwithstanding the above, if the Depositary of the Notes notifies the Company that it is unwilling or unable to continue as Depositary for the Notes or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, but a successor Depositary registered as a clearing agency under the Securities Exchange Act is appointed by the Company within 90 days of such event, the Notes represented by a Global Security will not be exchangeable for Notes in certificated form. Any Global Security that is exchangeable pursuant to the sentence above shall be exchangeable for Notes registered in such names as the Depository shall direct. The Notes represented by a Global Securities may not be transferred except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or to a successor Depository or its nominee. Owners of beneficial interests in such Global Securities will not be considered the holders thereof for any purpose under the Indenture, and no Global Security representing a Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depository or its nominee or to a successor Depository or its nominee. The rights of holders of such Global Securities shall be exercised only through the Depository.

(18) The principal of or any premium or interest on the Notes are denominated or payable in the currency of the United States of America and Sections 403 and 1009 of the Indenture shall apply to the Notes.

(19) (a) The Notes will be senior unsecured obligations of the Company and will rank equally in right of payment with all of the other senior unsecured, unguaranteed and unsubordinated indebtedness of the Company from time to time outstanding. The Notes will rank senior to any subordinated indebtedness of the Company.

(b) The Company may, so long as no Event of Default has occurred, without the consent of the Holders of the Notes, issue additional notes with the same terms as the Notes in accordance with the corporate authority existing at the time of such additional issuance, and such additional notes shall be considered part of the same series under the Indenture as the Notes and will vote together with the Notes as one class on all matters with respect to the Notes. The Rule 144A Notes shall have such other terms and provisions as are provided in the Global Security representing the Notes substantially in the form attached as Exhibit B hereto. The Regulation S Notes shall have such other terms and provisions as are provided in the Global Security representing the Notes substantially in the form attached as Exhibit C hereto.

(c) The following transfer and holding restrictions shall apply to each Note that constitutes a “Restricted Security” (a “Restricted Note”) within the meaning of Rule 144(a)(3) under the Securities Act.

(1) Transfers Of Certificated Notes and Interest in Rule 144A Global Notes. With respect to the registration of any proposed transfer of a Restricted Note, if the Note to be transferred consists of (x) a Restricted Note registered in the name of Persons other than the Depositary for such Security or its nominee (a “ Restricted Certificated Note”), the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has delivered (i) to the Company and the Security Registrar a certificate from the transferor substantially in the form of Exhibit D or (ii) to the Company and the Security Registrar a certificate from the transferor substantially in the form of Exhibit E or a certificate from the transferee advising the Company and the Security Registrar that it is purchasing the Restricted Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a qualified institutional buyers (“QIB”) within the meaning of Rule 144A of the Securities Act (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in a Global Security representing Notes sold pursuant to Rule 144A (a “Rule 144A Global Note”) (A) to be transferred to a transferee who takes delivery in the form of an interest in a Global Security representing Notes sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S Global Note”) prior to the expiration of 40 calendar days after the original issue date of the Notes (the “Regulation S Restricted Period”), the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has delivered to the Security Registrar a certificate substantially in the form of Exhibit D or (B) to be transferred to a transferee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

(2) Transfers of Interests in a Regulation S Global Notes during the Restricted Period. With respect to registration of any proposed transfer prior to the expiration of the Regulation S Restricted Period of an interest in a Regulation S Global Note to a person who takes delivery in the form of a Restricted Certificated Note or an interest in a Rule 144A Global Note, the Security Registrar shall register the transfer of any such Note if the proposed transferor has delivered to the Company a certificate from the transferor substantially in the form of Exhibit E or a certificate from the transferee advising the Company and the Security Registrar that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and that the Notes delivered to it shall bear the Rule 144A Legend and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. The Company shall use its best efforts to cause the Security Depositary to ensure that beneficial interests in a Regulation S Global Note may be held only in or through accounts maintained at the Security Depositary by or on behalf of Euroclear or Clearstream prior to the expiration of the Regulation S Restricted Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such account, except as provided in this subparagraph.

(3) Holding Restrictions for Regulation S Global Notes during the Regulation S Restricted Period. Until the expiration of the Regulation S Restricted Period, beneficial interests in a Regulation S Global Note may only be held through Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor thereto (“Euroclear”), or Clearstream Banking, societe anonyme, or any successor thereto (“Clearstream”). Until the expiration of the Regulation S Restricted Period, a holder of a beneficial interest in a Regulation S Global Note must provide written certification (an “Owner Notes Certification”) to Euroclear or Clearstream, as the case may be, that the beneficial owner of the interest in such Global Security is not a U.S. Person (as defined in Rule 902(k) under the Securities Act) or is a U.S. Person who purchased such beneficial interest in a transaction that did not require registration under the Securities Act in the form set forth in Exhibit F, and, if permitted under their procedures, Euroclear or Clearstream, as the case may be, must provide to the Trustee a similar certification in the form set forth in Exhibit G (a “Depositary Certification”), prior to any exchange of such beneficial interest for a beneficial interest in a Regulation S Global Note. After the expiration of the Regulation S Restricted Period, beneficial interests in a Regulation S Global Note may be held through organizations other than Euroclear or Clearstream that are participants in DTC.

(4) Transfers of Unrestricted Certificated Notes or interests in a Regulation S Global Note after the Restricted Period. With respect to any transfer of (i) Certificated Notes that are not Restricted Notes or (ii) interests in a Regulation S Global Note after the expiration of the Regulation S Restricted Period, the Security Registrar shall register the transfer of any such Note without requiring any additional certification.

(5) Legends. Upon the transfer, exchange or replacement of Notes that do not bear the Rule 144A Legend or the Regulation S Legend, the Security Registrar shall deliver Notes that do not bear either the Rule 144A Legend or the Regulation S Legend. Upon the transfer, exchange or replacement of Notes bearing the Rule 144A Legend or the Regulation S Legend, the Security Registrar shall deliver only Notes that bear the Rule 144A Legend or the Regulation S Legend, as the case may be, unless (i) the circumstances contemplated by subparagraphs (1)(x)(i) or (1)(y)(A) of this Paragraph 19(c) exist or (ii) in the case of an exchange of an interest in a Regulation S Global Note for an interest in an Certificated Note that is not a Restricted Certificated Note (an “Unrestricted Certificated Note”) or a Regulation S Global Note in the manner contemplated in subparagraph 19(c)(3) above after the expiration of the Regulation S Restricted Period or (iii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(6) General. By its acceptance of any Note bearing the Rule 144A Legend or the Regulation S Legend, each holder of such a Note acknowledges the restrictions on transfer of such Note set forth herein and in such restrictive legend and agrees that it will transfer such Note only as provided here in and in such restrictive legend. The Security Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth herein and in the restrictive legend. In connection with any transfer of Notes, each holder agrees by its acceptance of the Notes to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

B. Establishment of Forms of Securities Pursuant to Section 201 of Indenture.

It is hereby established, pursuant to Section 201 of the Indenture, that the Global Security representing the Rule 144A Notes shall be substantially in the form attached as Exhibit B hereto and the Global Security representing the Regulation S Notes shall be substantially in the form attached as Exhibit C.

C. Order for the Authentication and Delivery of Securities Pursuant to Section 303 of the Indenture.

It is hereby ordered pursuant to Section 303 of the Indenture that the Trustee authenticate, in the manner provided by the Indenture, the Notes in the aggregate principal amount of $275,000,000 registered in the name of Cede & Co., which Notes have been heretofore duly executed by the proper officers of the Company and delivered to you as provided in the Indenture, and to deliver said authenticated Notes to or on behalf of The Depository Trust Company on or before 9:00 a.m., Eastern Standard Time, on October 1, 2004.

The undersigned have read the pertinent sections of the Indenture including the related definitions contained therein. The undersigned have examined the resolutions adopted by the Board of Directors of the Company. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to (i) the establishment of the Notes, (ii) the establishment of the forms of the Notes and (iii) the authentication of the Notes, contained in the Indenture have been complied with. In the opinion of the undersigned, such conditions have been complied with.

IN WITNESS WHEREOF, the undersigned have executed this Officers’ Certificate and Company Order this 1st day of October, 2004.

DELUXE CORPORATION

/s/ Ronald E. Eilers
Ronald E. Eilers
President and Chief Operating Officer

/s/ Raj Agrawal
Raj Agrawal
Vice President and Treasurer

EXHIBIT A

FORM OF LEGENDS

Each Rule 144A Note authenticated and delivered hereunder shall bear the following legend:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH DELUXE CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF DELUXE CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO DELUXE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT DELUXE CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING

CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO DELUXE CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Regulation S Note authenticated and delivered hereunder shall bear the following legend:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO DELUXE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT DELUXE CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

Each Global Note authenticated and delivered hereunder shall also bear the following legend:

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Each Temporary Regulation S Global Note shall also bear the following legend:

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

EXHIBIT B

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH DELUXE CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF DELUXE CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO DELUXE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT DELUXE CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO DELUXE CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO BELOW AND IS REGISTERED IN THE

NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(FACE OF NOTE)

5 1/8% Senior Notes Due 2014

CUSIP Number: 248019AF8

ISIN Number: US248019AF80

No. 1	$275,000,000

DELUXE CORPORATION

Deluxe Corporation, a corporation duly organized and existing under the laws of the State of Minnesota (the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of TWO HUNDRED SEVENTY-FIVE MILLION Dollars on October 1, 2014 (the “Stated Maturity”), and to pay interest thereon at a rate of 5 1/8% per annum from and including October 1, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in U.S. Dollars in arrears on April 1 and October 1 of each year (each an “Interest Payment Date”), commencing on April 1, 2005; provided, that, if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until all Registration Default with respect to this Note have been cured or the Notes become freely tradable under the Securities Act (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first

2

90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%).

The interest installment so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this note (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on March 15 and September 15, as the case may be immediately preceding such Interest Payment Date (each, a “Record Date”), provided, that, the interest payable at the Stated Maturity or any earlier redemption of the Notes will be payable to the person to whom the principal of the Notes is payable, provided, that, any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Record Date.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction in interest or other payment in respect of any such early payment), in each case with the same force and effect as if made on such date. Any interest installment not punctually paid or duly provided for on any Interest Payment Date shall cease to be payable to the registered holder on the relevant Record Date, and will be paid according to the method specified in the Indenture.

The principal and interest on this notes shall be payable at the Corporate Trust Office. The method of such payment shall be by wire transfer for Notes (as defined on the reverse hereof) held in book-entry form or by check mailed to the address of the person entitled to the payment as it appears in the Security Register.

The Notes will be senior unsecured obligations of the Company and will rank equally in right of payment with all of the other senior unsecured, unguaranteed and unsubordinated indebtedness of the Company from time to time outstanding. The Notes will rank senior to any subordinated indebtedness of the Company. The Notes are subject to redemption prior to the Stated Maturity as described on the reverse hereof.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this note to be duly executed.

Dated: October 1, 2004

DELUXE CORPORATION

By:
Name:	Ronald E. Eilers
Title:	President and Chief Operating Officer

By:
Name:	Raj Agrawal
Title:	Vice President and Treasurer

Trustee’s Certificate of Authentication:

This is one of the Securities of the series designated therein and issued pursuant to the within–mentioned Indenture.

WELLS FARGO BANK, N.A.,
as Trustee

By:
Authorized Signature

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(REVERSE OF NOTE)

5 1/8% Senior Notes Due 2014

This note is one of a duly authorized series of senior notes of the Company (herein called the “Notes” or the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 30, 2003 (collectively with all indenture supplements, as described below, the “Indenture”), between the Company and Wells Fargo Bank, N.A. (formerly, Wells Fargo Bank Minnesota, N.A.), a national banking association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplement thereto (including, without limitation, the Officers’ Certificate and Company Order, dated as of October 1, 2004 (the “Officers’ Certificate and Company Order”)) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be authenticated and delivered. This note is one of a series designated as the 5 1/8% Senior Notes due 2014, limited in aggregate principal amount to $275,000,000; provided, however, that the aggregate principal amount of the Securities may be increased in the future, without the consent of the Holders of the Securities, on the same terms and with the same CUSIP and ISIN numbers as the Securities. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

This Note is not subject to any sinking fund. The Company shall have the right to redeem the Notes, in whole or in part, from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 20 basis points; plus, in either case, any accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, any interest on the Notes, including the above mentioned accrued and unpaid interest, to the extent it is due and payable on Interest Payment Dates falling on or prior to the redemption date, will be payable on such Interest Payment Date to the registered holders of the Notes as of the close of business on the relevant Record Date for that Interest Payment Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be (i) selected by lot by The Depository Trust Company if the Notes are represented by a global security, or (ii) selected by the Trustee, using a method the Trustee deems to be fair and appropriate, if the Notes are not represented by a global security. For this purpose, the following terms have the following meanings:

•	“Adjusted Treasury Rate” means, with respect to any date of redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that date of redemption.

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•	“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

•	“Comparable Treasury Price” means, with respect to any date of redemption, the average of the Reference Treasury Dealer Quotations for the date of redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

•	“Quotation Agent” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC or another Reference Treasury Dealer appointed by the Company.

•	“Reference Treasury Dealer” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC and their successors and, at the Company’s option, three other nationally recognized investment banking firms that are primary dealers of U.S. government securities in New York City. If any of the foregoing ceases to be a primary dealer of U.S. government securities in New York City, the Company must substitute another primary dealer of U.S. government securities.

•	“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day before the date of redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor or an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, and, in the event of transfer or exchange, a new Security or Securities of this series and of like tenor and for a like aggregate principal amount will be issued to the Holder, in the case of exchange, or the designated transferee or transferees, in the case of transfer.

In case an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the principal of all of the Securities of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Company’s obligations in respect of (i) the entire indebtedness of this note or (ii) certain restrictive covenants with respect to this note, in each case upon compliance with certain conditions set forth therein.

6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities of this series may declare the principal of all of the Securities of this series to be immediately due and payable; and upon any such declaration such principal amount of and the accrued interest on all of the Securities of this series shall become immediately due and payable.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this Security is registered in the Security Register as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future,

7

as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Global Security is exchangeable for Securities in certificated form only under certain limited circumstances set forth in the Indenture. The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security which are not defined herein shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the body of law controlling conflicts of law, other than the New York General Obligations Law Section 5-1401.

The Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated October 1, 2004, by and among the Company, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC as representatives of the Initial Purchasers listed on Schedule 1 to the Purchase Agreement, dated September 28, 2004, by and among the Company and the Initial Purchasers, including the receipt of Additional Interest upon a Registration Default (as defined in such agreement).

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ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint                                                                               agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the date following the second anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and is making the transfer pursuant to one of the following:

[Check One]

(1) ☐	to the Issuer; or

(2) ☐	to a person who the transferor reasonably believes is a “qualified institutional buyer” pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) that purchases for its own account or for the account of a “qualified institutional buyer”; or

(3) ☐	outside the United States to a non-“U.S. person” as defined in Rule 902 of Regulation S under the Securities Act in accordance with Rule 903 or 904 of Regulation S under the Securities Act; or

(4) ☐	pursuant to an exemption from registration available under the Securities Act; or

(5) ☐	pursuant to an effective registration statement under the Securities Act.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuer as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐	The transferee is an Affiliate of the Issuer.

Unless one of the foregoing items (1) through (5) is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (4) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items (1) through (5) are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

Initial Principal Amount at Maturity of Global Security: Two Hundred Seventy-Five Million Dollars ($275,000,000).

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Certificated Note, or exchanges of a part of another Global Security or Certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT C

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO DELUXE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT DELUXE CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF

TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(FACE OF NOTE)

5 1/8% Senior Notes Due 2014

CUSIP Number: U24789AB2

ISIN Number: USU24789AB23

No. 1	$0

DELUXE CORPORATION

Deluxe Corporation, a corporation duly organized and existing under the laws of the State of Minnesota (the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of ZERO Dollars on October 1, 2014 (the “Stated Maturity”), and to pay interest thereon at a rate of 5 1/8% per annum from and including October 1, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in U.S. Dollars in arrears on April 1 and October 1 of each year (each an “Interest Payment Date”), commencing on April 1, 2005; provided, that, if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until all Registration Default with respect to this Note have been cured or the Notes become freely tradable under the Securities Act (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%).

The interest installment so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this note (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on March 15 and September 15, as the case may be immediately preceding such Interest Payment Date (each, a “Record Date”), provided, that, the interest payable at the Stated Maturity or any earlier redemption of the Notes will be payable to the person to whom the principal of the Notes is payable, provided, that, any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Record Date.

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The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction in interest or other payment in respect of any such early payment), in each case with the same force and effect as if made on such date. Any interest installment not punctually paid or duly provided for on any Interest Payment Date shall cease to be payable to the registered holder on the relevant Record Date, and will be paid according to the method specified in the Indenture.

The principal and interest on this notes shall be payable at the Corporate Trust Office. The method of such payment shall be by wire transfer for Notes (as defined on the reverse hereof) held in book-entry form or by check mailed to the address of the person entitled to the payment as it appears in the Security Register.

The Notes will be senior unsecured obligations of the Company and will rank equally in right of payment with all of the other senior unsecured, unguaranteed and unsubordinated indebtedness of the Company from time to time outstanding. The Notes will rank senior to any subordinated indebtedness of the Company. The Notes are subject to redemption prior to the Stated Maturity as described on the reverse hereof.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this note to be duly executed.

Dated: October 1, 2004

DELUXE CORPORATION

By:
Name:	Ronald E. Eilers
Title:	President and Chief Operating Officer

By:
Name:	Raj Agrawal
Title:	Vice President and Treasurer

Trustee’s Certificate of Authentication:

This is one of the Securities of the series designated therein and issued pursuant to the within–mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Signature

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(REVERSE OF NOTE)

5 1/8% Senior Notes Due 2014

This note is one of a duly authorized series of senior notes of the Company (herein called the “Notes” or the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 30, 2003 (collectively with all indenture supplements, as described below, the “Indenture”), between the Company and Wells Fargo Bank, N.A. (formerly, Wells Fargo Bank Minnesota, N.A.), a national banking association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplement thereto (including, without limitation, the Officers’ Certificate and Company Order, dated as of October 1, 2004 (the “Officers’ Certificate and Company Order”)) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be authenticated and delivered. This note is one of a series designated as the 5 1/8% Senior Notes due 2014, limited in aggregate principal amount to $275,000,000; provided, however, that the aggregate principal amount of the Securities may be increased in the future, without the consent of the Holders of the Securities, on the same terms and with the same CUSIP and ISIN numbers as the Securities. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

This Note is not subject to any sinking fund. The Company shall have the right to redeem the Notes, in whole or in part, from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 20 basis points; plus, in either case, any accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, any interest on the Notes, including the above mentioned accrued and unpaid interest, to the extent it is due and payable on Interest Payment Dates falling on or prior to the redemption date, will be payable on such Interest Payment Date to the registered holders of the Notes as of the close of business on the relevant Record Date for that Interest Payment Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be (i) selected by lot by The Depository Trust Company if the Notes are represented by a global security, or (ii) selected by the Trustee, using a method the Trustee deems to be fair and appropriate, if the Notes are not represented by a global security. For this purpose, the following terms have the following meanings:

•	“Adjusted Treasury Rate” means, with respect to any date of redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that date of redemption.

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•	“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

•	“Comparable Treasury Price” means, with respect to any date of redemption, the average of the Reference Treasury Dealer Quotations for the date of redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

•	“Quotation Agent” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC or another Reference Treasury Dealer appointed by the Company.

•	“Reference Treasury Dealer” means J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC and their successors and, at the Company’s option, three other nationally recognized investment banking firms that are primary dealers of U.S. government securities in New York City. If any of the foregoing ceases to be a primary dealer of U.S. government securities in New York City, the Company must substitute another primary dealer of U.S. government securities.

•	“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day before the date of redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor or an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, and, in the event of transfer or exchange, a new Security or Securities of this series and of like tenor and for a like aggregate principal amount will be issued to the Holder, in the case of exchange, or the designated transferee or transferees, in the case of transfer.

In case an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the principal of all of the Securities of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Company’s obligations in respect of (i) the entire indebtedness of this note or (ii) certain restrictive covenants with respect to this note, in each case upon compliance with certain conditions set forth therein.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities of this series may declare the principal of all of the Securities of this series to be immediately due and payable; and upon any such declaration such principal amount of and the accrued interest on all of the Securities of this series shall become immediately due and payable.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this Security is registered in the Security Register as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future,

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as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Global Security is exchangeable for Securities in certificated form only under certain limited circumstances set forth in the Indenture. The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security which are not defined herein shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the body of law controlling conflicts of law, other than the New York General Obligations Law Section 5-1401.

The Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated October 1, 2004, by and among the Company, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC as representatives of the Initial Purchasers listed on Schedule 1 to the Purchase Agreement, dated September 28, 2004, by and among the Company and the Initial Purchasers, including the receipt of Additional Interest upon a Registration Default (as defined in such agreement).

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ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint                                                                                        agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the date following the second anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and is making the transfer pursuant to one of the following:

[Check One]

(1) ☐	to the Issuer; or

(2) ☐	to a person who the transferor reasonably believes is a “qualified institutional buyer” pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) that purchases for its own account or for the account of a “qualified institutional buyer”; or

(3) ☐	outside the United States to a non-”U.S. person” as defined in Rule 902 of Regulation S under the Securities Act in accordance with Rule 903 or 904 of Regulation S under the Securities Act; or

(4) ☐	pursuant to an exemption from registration available under the Securities Act; or

(5) ☐	pursuant to an effective registration statement under the Securities Act.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuer as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐	The transferee is an Affiliate of the Issuer.

Unless one of the foregoing items (1) through (5) is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (4) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items (1) through (5) are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

Initial Principal Amount at Maturity of Global Security: Zero Dollars ($0).

The following exchanges of a part of this Global Security for an interest in another Global Security or for a Certificated Note, or exchanges of a part of another Global Security or Certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT D

FORM OF REGULATION S

TRANSFER CERTIFICATE

REGULATION S TRANSFER CERTIFICATE

Wells Fargo Bank, N.A.

230 W. Monroe Street

Suite 2900

Chicago, IL 60606

Attn: Corporate Trust Administration

Re:	3½% Senior Notes due 2007 and 5 1/8% Senior Notes due 2014 of Deluxe Corporation (the “Notes”)

Reference is made to the Indenture, dated as of April 30, 2003, by and between Deluxe Corporation (the “Company”), and Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.), as Trustee (the “Indenture”). Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the “Securities Act”) are used herein as so defined.

This certificate relates to U.S. $                             principal amount of the Notes, which are evidenced by the following certificate(s) (the “Specified Notes”):

CUSIP No(s).

CERTIFICATE No(s).

The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner.” If the Specified Notes are represented by a Global Security, they are held through the Depositary or a participant of such Depositary in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Notes be transferred to a person (the “Transferee”) who will take delivery in the form of an interest in a Regulation S Global Notes or an Unrestricted Certificated Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

1. RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904:

(a) the Owner is not a distributor of the Notes, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

(b) the offer of the Specified Notes was not made to a person in the United States;

(c) either:

(i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

(ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(d) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

(e) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Regulation S Restricted Period, then the requirements of Rule 904(b)(1) or (b)(3) have been satisfied; and

(f) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

2. RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

(a) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(b) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

EXHIBIT E

FORM OF RESTRICTED NOTES

TRANSFER CERTIFICATE

RESTRICTED NOTES TRANSFER CERTIFICATE

Wells Fargo Bank, N.A.

230 W. Monroe Street

Suite 2900

Chicago, IL 60606

Attn: Corporate Trust Administration

Re:	3½% Senior Notes due 2007 and 5 1/8% Senior Notes due 2014 of Deluxe Corporation (the “Notes”)

Reference is made to the Indenture, dated as of April 30, 2003, by and between Deluxe Corporation (the “Company”), and Wells Fargo Bank N.A. (formerly Wells Fargo Bank Minnesota, N.A.), as Trustee (the “Indenture”). Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the “Securities Act”) are used herein as so defined.

This certificate relates to U.S. $                             principal amount of the Notes, which are evidenced by the following certificate(s) (the “Specified Notes”):

CUSIP No(s).

ISIN No(s), if any.

CERTIFICATE No(s).

The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Notes are represented by a Global Security, they are held through the Depositary in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Notes be transferred to a person (the “Transferee”) who will take delivery in the form of an interest in the Rule 144A Global Note or a Restricted Certificated Note. In connection with such transfer, the Owner hereby certifies that (i) the Owner is not a U.S. Person (as defined under Rule 902(k) under the Securities Act) and (ii) such transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(a) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “Qualified Institutional Buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

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(b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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EXHIBIT F

FORM OF OWNER

NOTES CERTIFICATE

OWNER NOTES CERTIFICATION

To Be Delivered In Connection

With Exchanges of the Regulation S

Notes During the

Regulation S Restricted Period

DELUXE CORPORATION

3½% Senior Notes due 2007 and 5 1/8% Senior Notes due 2014 (the “Notes”)

This is to certify that, as of the date hereof, $                     of the above-captioned Notes are beneficially owned by non-U.S. person(s). As used in this paragraph, the term “U.S. Person” has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:

By:

As, or as agent for, the beneficial owner(s) of the Notes to which this certificate relates.

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EXHIBIT G

FORM OF DEPOSITARY

CERTIFICATION

DEPOSITARY CERTIFICATION

To Be Delivered in connection with

Exchanges of the Regulation S Global

Notes during the Regulation S

Restriction Period

DELUXE CORPORATION

3½% Senior Notes due 2007 and 5 1/8% Senior Notes due 2014 (the “Notes”)

This is to certify that, with respect to U.S.$                     principal amount of the above-captioned Notes, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Notes of the series set forth above (our “Member Organizations”), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Global Note (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the interest submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

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Dated:

Yours faithfully,

[EUROCLEAR BANK, S.A./N.V.,
as operator of the Euroclear System]

or

[CLEARSTREAM, S.A.]

By

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